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                              SECURITIES AND EXCHANGE COMMISSION

                                    Washington, D.C.  20549

                                           FORM 8-K

                                        CURRENT REPORT

                              Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) June 25, 1997

                                      WITCO CORPORATION
                 ----------------------------------------------
                    (Exact name of Registrant as Specified in its Charter)

            Delaware                      1-4654               13-1870000
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          (State or other              (Commission          (I.R.S. Employer
          jurisdiction of              File Number)        Identification No.)
           incorporation)

                   One American Lane, Greenwich, Connecticut       06831
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                   (Address of Principal Executive Officers)    (Zip Code)

                                    (203) 552-2000
              ------------------------------------------------------------
                 (Registrant's telephone number, including area code)

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                              Exhibit Index is on Page 4


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Item 5.        Other Events

        As disclosed in the Quarterly Report on Form 10-Q of Witco Corporation (the "Company") for the quarter ended March 31, 1997, effective January 1, 1997, the Company realigned its business segments into four groups. The Company's net sales and operating income (loss) from continuing operations by industry segment for the quarters ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996, respectively, and for the year ended December 31, 1996 have been reclassified to reflect such changes. Exhibit 99 hereto contains the net sales and operating income (loss) from continuing operations by industry segment of the Company and subsidiary companies for such periods.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

        (c)    Exhibits

               99 Witco Corporation and Subsidiary Companies Net Sales and Operating Income (Loss) from Continuing Operations by Industry Segment.





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                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    WITCO CORPORATION

                                            /s/ Dustan E. McCoy
                                  ------------------------------------------
                                  Name:   Dustan E. McCoy
                                  Title: Senior Vice President, General Counsel
                                         and Corporate Secretary

Dated:  June 25, 1997

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